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                                                                   EXHIBIT 10.15


                           AMENDMENT AGREEMENT NO. 2
                              TO CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT is made and entered into this ____ day of June, 1998, by and among SYKES HEALTHPLAN SERVICES, INC., a Florida corporation (herein called the "Borrower"), NATIONSBANK, N.A. (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated March 27, 1998, as amended, among such Lenders, Borrower and the Agent, as amended (the "Agreement") and Lenders party to this Amendment Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of $75,000,000 as evidenced by the Notes (as defined in the Agreement); and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement as provided herein; and

     WHEREAS, upon the terms and conditions contained herein the Agent and the Lenders are willing to amend the Credit Agreement;

     NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

     1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

     2. Amendments. The Agreement is hereby amended, effective as of March 31, 1998, as follows:

          (a) Clause (vi) of the definition of "Consolidated EBITDA" appearing in Section 1.1 is hereby amended in its entirety, so that as amended it shall read as follows:

               "(vi) cash and non-cash charges so long as the inclusion of such charges are approved by the Required Lenders, provided that any cash charges which are added back in a fiscal quarter shall be reduced by 25% each quarter thereafter."

          (b) Section 8.1(b) of the Agreement is hereby amended in its entirety so that as amended it shall read as follows:




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               "(b) Consolidated Leverage Ratio.  Permit the Consolidated
               Leverage Ratio of the Borrower and its Subsidiaries to be greater than 4.25 to 1.00 on or prior to September 29, 1998 and 3.50 to
               1.00 thereafter."

          (c) Section 8.1(d) of the Agreement is hereby deleted in its entirety.


     3.   Representations and Warranties.  The Borrower hereby certifies that:

          (a) The representations and warranties made by Borrower in Article VI thereof are true on and as of the date hereof except that the financial statements referred to in Section 6.6(a) shall be those most recently furnished to each Lender pursuant to Section 7.1(a) and (b);

          (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under
     Section 7.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

          (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.1 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

     4. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or caused to be delivered to the Agent, the following:

          (a)  Nine (9) executed counterparts of this Amendment Agreement; and

          (b) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

     5. Lender Consent. Each Lender, by execution of this Amendment Agreement, agrees that Borrower may deliver the financial statements and the certificate required by Section 7.1(b) for the period ending March 31, 1998 by June 16, 1998.

     6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior


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negotiations and agreements among the parties relative to such subject matter.
No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

      7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                 [Remainder of page intentionally left blank.]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                SYKES HEALTHPLAN SERVICES, INC.

WITNESS:

/s/                             By: /s/ J. K. Murray, III
----------------------------        -----------------------------------------
                                Name:   James K. Murray, III
/s/                             Title:  Chief Financial Officer and Treasurer
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                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          as Agent



                                          By:
                                             -------------------------------
                                          Name:  Andrew M. Airheart
                                          Title: Senior Vice President


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                                                 FIRST UNION NATIONAL BANK



                                                 By:
                                                    ---------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------




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                                        SOUTHTRUSTBANK, NATIONAL ASSOCIATION



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------




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                                   AMSOUTH BANK



                                   By:
                                      --------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------



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                                   BANK ONE, KENTUCKY, NA



                                   By:
                                      --------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------


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                                   FLEET NATIIONAL BANK



                                   By:
                                      --------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         -----------------------



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